Exhibit 99.2

Fourth Quarter 2009
Supplemental Financial Information

In the fourth quarter, the Company acquired Regency at Encino, a 75-unit community located in Encino, California for $16 million. The property features several units with upgraded appliances, countertops, cabinets, crown molding, and flooring. Community amenities include a pool and spa and secure access for residents. Additionally, the property is conveniently located close to multiple job centers and local shopping and dining.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2009	2008	2009	2008

Revenues:
Rental and other property	$100,004	$103,711	$407,064	$403,268
Management and other fees from affiliates	948	1,201	4,325	5,166
	100,952	104,912	411,389	408,434

Expenses:
Property operating	36,645	34,090	139,711	132,417
Depreciation and amortization	30,315	28,000	118,027	109,701
Interest	22,336	22,046	86,016	85,063
General and administrative	5,569	7,324	23,704	26,984
Impairment and other charges	550	1,350	17,442	1,350
	95,415	92,810	384,900	355,515
Earnings from operations	5,537	12,102	26,489	52,919

Interest and other income	3,519	3,295	13,040	11,337
Equity income in co-investments	5	495	670	7,820
Gain (loss) on early retirement of debt	(1,374)	3,997	4,750	3,997
Gain on sale of real estate	-	2,132	103	4,578
Income before discontinued operations	7,687	22,021	45,052	80,651
Income from discontinued operations	2,913	3,943	8,687	3,744
Net income	10,600	25,964	53,739	84,395
Net income attributable to noncontrolling interest	(3,647)	(5,700)	(16,631)	(22,255)
Net income attributable to controlling interest	6,953	20,264	37,108	62,140
Dividends to preferred stockholders	(549)	(2,310)	(4,860)	(9,241)
Excess of the carrying amount of preferred stock redeemed over the cash paid to redeem preferred stock	377	-	49,952	-
Net income available to common stockholders	$6,781	$17,954	$82,200	$52,899

Net income per share - basic	$0.24	$0.69	$3.01	$2.10

Net income per share - diluted	$0.24	$0.68	$2.91	$2.09

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2009	2008	2009	2008

Rental and other property
Rental	$93,276	$97,479	$380,285	$380,003
Other property	6,728	6,232	26,779	23,265
Rental and other property	$100,004	$103,711	$407,064	$403,268

Management and other fees from affiliates
Management	$882	$822	$3,505	$3,217
Development and redevelopment	66	379	820	1,949
Management and other fees from affiliates	$948	$1,201	$4,325	$5,166

Property operating expenses
Maintenance and repairs	$8,390	$7,628	$30,543	$28,862
Real estate taxes	9,524	8,496	36,772	33,107
Utilities	6,828	6,556	26,673	26,173
Administrative	8,918	8,548	33,591	33,378
Management fees and insurance	2,985	2,862	12,132	10,897
Property operating expenses	$36,645	$34,090	$139,711	$132,417

General and administrative
General and administrative	$8,925	$10,932	$37,319	$41,403
Allocated to property operating expenses - administrative	(2,462)	(2,238)	(9,817)	(9,014)
Capitalized to real estate	(894)	(1,370)	(3,798)	(5,405)
Net general and administrative	$5,569	$7,324	$23,704	$26,984

Interest and other income
Interest and other income, net	$3,519	$1,469	$11,841	$4,811
Lease income, net	-	1,826	185	6,526
Gain from sale of marketable securities	-	-	1,014	-
Interest and other income	$3,519	$3,295	$13,040	$11,337

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$585	$1,919	$4,225	$6,404
DownREIT limited partners' distributions	1,099	1,108	4,431	4,484
Perpetual preferred distributions	1,575	2,231	6,300	9,909
Third-party ownership interest	388	442	1,675	1,458
Noncontrolling interest	$3,647	$5,700	$16,631	$22,255

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2009	2008	% Change	2009	2008	% Change

Funds from operations
Net income available to common stockholders	$6,781	$17,954		$82,200	$52,899
Adjustments:
Depreciation and amortization	30,349	28,296		118,522	113,294
Gains not included in FFO, net of disposition costs (1)	(2,852)	(5,356)		(7,943)	(7,849)
Noncontrolling interest and co-investments (2)	1,510	2,733		7,607	9,181
Funds from operations	$35,788	$43,627		$200,386	$167,525
FFO per share-diluted	$1.16	$1.52	-23.9%	$6.74	$6.02	11.8%

Components of the change in FFO
Non-recurring items:
(Gain) loss on early retirement of debt	1,374	(3,997)		(4,750)	(3,997)
Severance payments	550	700		550	700
Redemption of Series G preferred stock at a discount	(377)	-		(49,952)	-
Impairment of development projects	-	-		12,428	-
Cancellation of Outperformance Plan	-			3,808	-
Loan loss reserves	-	650		620	650
Write-off of deferred charges	-	-		-	245
Gain on sales of marketable securities	-	-		(1,014)	-
Income generated from TRS activities	-	(147)		(588)	(147)
Joint venture - preferred interest	-	-		-	(6,318)
Funds from operations excluding non-recurring items	37,335	40,833		161,488	158,658
FFO excluding non-recurring items per share-diluted	$1.21	$1.42	-15.2%	$5.43	$5.71	-4.8%

Changes in recurring items:
Same-property NOI	$(6,874)			$(11,491)
Non-same property NOI	612			7,993
Management and other fees from affiliates	(253)			(841)
Interest and other income	224			101
Interest expense	(290)			(953)
Dividends to preferred stockholders	1,761			4,381
General and administrative	1,755			3,280
Other items, net	(433)			360
	$(3,498)			$2,830

Weighted average number of shares outstanding diluted (3)	30,893,169	28,663,993		29,746,614	27,807,946

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)
Amount includes the following adjustments for the three and twelve months ended December 31, 2009: (i) noncontrolling interest related to Operating Partnership units totaling $0.6 million and $4.2 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $0.9 million and $3.4 million, respectively.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2009	December 31, 2008

Real Estate:
Land and land improvements	$684,955	$683,876
Buildings and improvements	2,727,975	2,595,912
	3,412,930	3,279,788
Less: accumulated depreciation	(749,464)	(640,026)
	2,663,466	2,639,762
Real estate under development	274,965	272,273
Co-investments	70,783	76,346
	3,009,214	2,988,381
Cash and cash equivalents	37,934	54,719
Marketable securities	134,844	23,886
Funds held by 1031 exchange facilitator	-	21,424
Notes and other receivables	36,305	47,637
Other assets	36,340	28,776
Total assets	$3,254,637	$3,164,823

Mortgage notes payable	$1,603,549	$1,468,931
Lines of credit	239,000	120,000
Exchangeable bonds	4,893	165,457
Cash flow hedge liabilities	30,156	73,129
Other liabilities	99,149	105,396
Total liabilities	1,976,747	1,932,913

Series G cumulative convertible preferred stock, carrying value	4,349	145,912

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,275,251	1,043,984
Distributions in excess of accumulated earnings	(222,952)	(141,336)
Accumulated other comprehensive (loss) income	(24,206)	(75,424)
Total stockholders' equity	1,053,096	852,227
Noncontrolling interest	220,445	233,771
Total stockholders' equity and noncontrolling interest	1,273,541	1,085,998
Total liabilities and equity	$3,254,637	$3,164,823

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2009
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	73%	$1,351,953	6.1%	5.6
Variable rate - secured (1)	14%	251,596	2.1%	19.5
Total mortgage notes payable	87%	1,603,549	5.5%	7.8

Exchangeable bonds - unsecured (2)	0%	4,893	5.8%

Line of credit - secured (3)	12%	229,000	1.6%
Line of credit - unsecured (4)	1%	10,000	3.4%
Total lines of credit	13%	239,000	1.7%

Total debt	100%	$1,847,442	5.0%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2010 (2)	$160,762	7.6%
	2011	174,107	5.7%
	2012	31,303	5.4%
	2013	188,882	5.8%
	2014	62,272	7.3%
Thereafter		991,116	4.8%
Total		$1,608,442	5.4%

Capitalized interest for the three and twelve months ended December 31, 2009 was approximately $2.1 million and $10.5 million, respectively.

(1)	$214.1 million of the variable rate debt is tax exempt to the note holders, and $197.1 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds mature in November 2025, but the bonds are subject to a repurchase for cash at the option of the holder on November 1, 2010. The pay rate on the bonds is 3.625%, and effective January 2009 in accordance with the accounting pronouncement for convertible debt, the bonds have been discounted to yield 5.75%.  This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by the Company.

(3)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(4)
Unsecured line of credit facility is $200 million and matures in December 2010 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 3.00%.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization - December 31, 2009
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,847,442

Common stock and potentially dilutive securities
Common stock outstanding	28,850
Limited partnership units (1)	2,398
Options-treasury method	51
Total common stock and potentially dilutive securities	31,299	shares

Common stock price per share as of December 31, 2009	$83.65

Market value of common stock and potentially dilutive securities	$2,618,161

Preferred units/stock	$111,514

Total equity capitalization	$2,729,675

Total market capitalization	$4,577,117

Ratio of debt to total market capitalization	40.4%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2009 and 2008
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change	2009	2008	2009	2008	% Change

Revenues:
Same-property revenue	$45,054	$47,196	-4.5%	$25,250	$27,264	-7.4%	$13,787	$15,485	-11.0%	$-	$-	$84,091	$89,945	-6.5%
Non-same property revenue (2)	6,064	5,078		4,887	3,840		3,174	3,498		1,788	1,350	15,913	13,766
Total Revenues	$51,118	$52,274		$30,137	$31,104		$16,961	$18,983		$1,788	$1,350	$100,004	$103,711

Property operating expenses:
Same-property operating expenses	$16,068	$14,977	7.3%	$8,876	$9,087	-2.3%	$5,389	$5,249	2.7%	$-	$-	$30,333	$29,313	3.5%
Non-same property operating expenses (2)	2,127	1,790		1,949	1,253		1,383	1,218		853	516	6,312	4,777
Total property operating expenses	$18,195	$16,767		$10,825	$10,340		$6,772	$6,467		$853	$516	$36,645	$34,090

Net operating income (NOI):
Same-property NOI	$28,986	$32,219	-10.0%	$16,374	$18,177	-9.9%	$8,398	$10,236	-18.0%	$-	$-	$53,758	$60,632	-11.3%
Non-same property NOI (2)
Redevelopment communities	3,000	3,233		2,021	2,335		1,088	1,365		-	-	6,109	6,933
Acquired communities	180	54		312	320		703	915		-	-	1,195	1,289
Development communities	757	1		605	(68)		-	-		-	-	1,362	(67)
Other real estate assets (1)	-	-		-	-		-	-		935	834	935	834
Total non-same property NOI	3,937	3,288		2,938	2,587		1,791	2,280		935	834	9,601	8,989
Total NOI	$32,923	$35,507		$19,312	$20,764		$10,189	$12,516		$935	$834	$63,359	$69,621

Same-property operating margin	64%	68%		65%	67%		61%	66%				64%	67%

Same-property turnover percentage	50%	49%		42%	47%		39%	47%				45%	48%

Same-property concessions	$307	$292		$172	$112		$80	$78				$559	$482

Average same-property concessions per turn (3)	$234	$219		$295	$170		$193	$155				$242	$193

Reconciliation of apartment units at end of period

Same-property apartment units	10,953			5,615			4,292					20,860

Consolidated apartment units	12,339	12,500		6,695	6,457		5,249	5,338				24,283	24,295
Joint venture	748	480		1,575	1,575		642	642				2,965	2,697
Under development	115	268		171	693		295	295				581	1,256
Total apartment units at end of period	13,202	13,248		8,441	8,725		6,186	6,275				27,829	28,248

Percentage of total	48%	47%		30%	31%		22%	22%				100%	100%

Average same-property financial occupancy	97.1%	95.9%		97.8%	97.6%		97.6%	97.1%				97.4%	96.6%

(1)
Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.  The Hollywood commercial property's operations are classified in other real assets for 2009 due to the extension of a three year lease with the tenant, operations for 2008 are classified in interest and other income.

(2)	Includes properties which subsequent to October 1, 2008 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

Property Operating Results - Year ended December 31, 2009 and 2008
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change	2009	2008	2009	2008	% Change

Revenues:
Same-property revenue	$183,246	$188,807	-2.9%	$104,316	$106,301	-1.9%	$58,041	$60,430	-4.0%	$-	$-	$345,603	$355,538	-2.8%
Non-same property revenue (2)	23,588	18,887		17,344	13,585		13,229	9,918		7,300	5,340	61,461	47,730
Total Revenues	$206,834	$207,694		$121,660	$119,886		$71,270	$70,348		$7,300	$5,340	$407,064	$403,268

Property operating expenses:
Same-property operating expenses	$61,172	$59,255	3.2%	$35,219	$36,319	-3.0%	$21,362	$20,623	3.6%	$-	$-	$117,753	$116,197	1.3%
Non-same property operating expenses (2)	7,863	6,305		6,089	5,039		5,094	3,111		2,912	1,765	21,958	16,220
Total property operating expenses	$69,035	$65,560		$41,308	$41,358		$26,456	$23,734		$2,912	$1,765	$139,711	$132,417

Net operating income (NOI):
Same-property NOI	$122,074	$129,552	-5.8%	$69,097	$69,982	-1.3%	$36,679	$39,807	-7.9%	$-	$-	$227,850	$239,341	-4.8%
Non-same property NOI (2)
Redevelopment communities	12,368	12,675		8,969	8,067		4,575	5,398		-	-	25,912	26,140
Acquired communities	438	90		1,263	547		3,560	1,409		-	-	5,261	2,046
Development communities	2,919	(183)		1,023	(68)		-	-		-	-	3,942	(251)
Other real estate assets (1)	-	-		-	-		-	-		4,388	3,575	4,388	3,575
Total non-same property NOI	15,725	12,582		11,255	8,546		8,135	6,807		4,388	3,575	39,503	31,510
Total NOI	$137,799	$142,134		$80,352	$78,528		$44,814	$46,614		$4,388	$3,575	$267,353	$270,851

Same-property operating margin	67%	69%		66%	66%		63%	66%				66%	67%

Same-property turnover percentage	59%	53%		54%	53%		55%	58%				57%	54%

Same-property concessions	$1,316	$1,336		$605	$662		$349	$302				$2,270	$2,300

Average same-property concessions per turn (3)	$212	$228		$202	$223		$147	$121				$196	$203

Average same-property financial occupancy	96.6%	95.6%		97.7%	97.4%		97.2%	96.7%				97.0%	96.3%

(1)
Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.  The Hollywood commercial property's operations are classified in other real assets for 2009 due to the extension of a three year lease with the tenant, operations for 2008 are classified in interest and other income.

(2)	Includes properties which subsequent to January 1, 2008 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

 See Company's 10-K and 10-Q for additional disclosures
S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2009, December 31, 2008 and September 30, 2009
(Dollars in thousands)

		Average Property Rental Rates			December 31, 2009		December 31, 2008
Region	Units	QTD 2009	QTD 2008	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q3 2009	Sequential % Change

Southern California
Ventura County	2,898	$1,284	$1,366	-6.0%	$11,470	97.2%	$12,126	96.8%	-5.4%	$11,530	-0.5%
Los Angeles County	2,754	1,602	1,732	-7.5%	13,471	96.8%	14,065	94.2%	-4.2%	13,679	-1.5%
Orange County	2,037	1,427	1,533	-6.9%	8,842	97.0%	9,527	97.1%	-7.2%	8,963	-1.3%
San Diego County	2,641	1,100	1,132	-2.8%	8,933	97.3%	9,255	97.7%	-3.5%	8,912	0.2%
Santa Barbara County	347	1,624	1,649	-1.5%	1,725	99.2%	1,569	89.0%	9.9%	1,662	3.8%
Riverside County	276	724	791	-8.5%	613	94.9%	654	89.7%	-6.3%	616	-0.5%
Total same-property	10,953	1,343	1,427	-5.9%	45,054	97.1%	47,196	95.9%	-4.5%	45,362	-0.7%
Non-same property	1,386	1,423			6,064		5,078

Northern California
San Francisco MSA	175	1,826	1,864	-2.0%	969	98.0%	959	94.6%	1.0%	949	2.1%
Santa Clara County	2,058	1,525	1,686	-9.5%	9,577	98.0%	10,640	98.1%	-10.0%	9,845	-2.7%
Alameda County	760	1,205	1,298	-7.2%	2,903	97.9%	3,104	97.0%	-6.5%	2,915	-0.4%
San Mateo County	768	1,568	1,682	-6.8%	3,702	97.3%	3,968	97.6%	-6.7%	3,790	-2.3%
Contra Costa County	1,720	1,433	1,521	-5.8%	7,573	97.7%	8,036	97.6%	-5.8%	7,630	-0.7%
Other	134	1,309	1,387	-5.6%	526	96.8%	557	97.2%	-5.6%	528	-0.4%
Total same-property	5,615	1,464	1,581	-7.4%	25,250	97.8%	27,264	97.6%	-7.4%	25,657	-1.6%
Santa Clara County	390	1,334			1,614		1,864
Alameda County	594	1,520			2,783		1,492
Other	96	1,698			490		484
Non-same property	1,080	1,468			4,887		3,840

Seattle Metro
Total same-property	4,292	998	1,139	-12.4%	13,787	97.6%	15,485	97.1%	-11.0%	14,178	-2.8%
Non-same property	957	1,048			3,174		3,498

Other real estate assets					1,788		1,350

Total same-property revenue	20,860	$1,304	$1,409	-7.5%	$84,091	97.4%	$89,945	96.6%	-6.5%	$85,197	-1.3%

Total non-same property revenue	3,423	$1,333			$15,913		$13,766

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Year ended December 31, 2009 and 2008
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2009		Year to Date 2008
Region	Units	YTD 2009	YTD 2008	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Ventura County	2,898	$1,316	$1,381	-4.7%	$46,819	96.9%	$48,182	95.8%	-2.8%
Los Angeles County	2,754	1,652	1,749	-5.5%	54,988	96.2%	57,055	94.3%	-3.6%
Orange County	2,037	1,470	1,543	-4.7%	36,320	97.0%	38,057	96.7%	-4.6%
San Diego County	2,641	1,116	1,129	-1.2%	35,966	97.1%	36,291	97.1%	-0.9%
Santa Barbara County	347	1,623	1,666	-2.6%	6,665	94.8%	6,614	92.4%	0.8%
Riverside County	276	743	812	-8.5%	2,488	94.2%	2,608	89.3%	-4.6%

Total same-property	10,953	1,376	1,438	-4.3%	183,246	96.6%	188,807	95.6%	-2.9%

Non-same property	1,386	1,453			23,588		18,887

Northern California
San Francisco MSA	175	1,830	1,815	0.8%	3,866	97.2%	3,812	96.5%	1.4%
Santa Clara County	2,058	1,597	1,643	-2.8%	40,253	98.2%	41,207	98.0%	-2.3%
Alameda County	760	1,252	1,271	-1.5%	11,948	97.5%	12,028	96.6%	-0.7%
San Mateo County	768	1,621	1,632	-0.7%	15,307	97.4%	15,284	97.5%	0.2%
Contra Costa County	1,720	1,467	1,526	-3.9%	30,799	97.3%	31,790	96.9%	-3.1%
Other	134	1,333	1,378	-3.3%	2,143	96.9%	2,180	96.7%	-1.7%

Total same-property	5,615	1,515	1,554	-2.5%	104,316	97.7%	106,301	97.4%	-1.9%

Santa Clara County	390	1,415			6,830		6,862
Alameda County	594	1,505			8,584		5,485
Other	96	1,706			1,930		1,238

Non-same property	1,080	1,491			17,344		13,585

Seattle Metro
Total same-property	4,292	1,062	1,124	-5.5%	58,041	97.2%	60,430	96.7%	-4.0%

Non-same property	957	1,108			13,229		9,918

Other real estate assets					7,300		5,340

Total same-property revenue	20,860	$1,349	$1,404	-3.9%	$345,603	97.0%	$355,538	96.3%	-2.8%

Total non-same property revenue	3,423	$1,368			$61,461		$47,730

 See Company's 10-K and 10-Q for additional disclosures
S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - December 31, 2009
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

Fourth & U	Berkeley, CA	171	15,500	$49.5	$13.8	$63.3	Apr-08	Jun-10	Apr-10	Oct-10
Joule Broadway (2)	Seattle, WA	295	29,100	68.1	26.7	94.8	May-08	Jun-10	Apr-10	Feb-11
Tasman Retail Pad and Garage	Sunnyvale, CA	-	14,100	5.4	16.3	21.7	Jul-09	Jun-10	Jun-10	Jun-10
DuPont Lofts	Irvine, CA	115	-	27.2	9.1	36.3	Feb-10	Jun-10	Jun-10	Jan-11
Total- Development Projects		581	58,700	150.2	65.9	216.1

Predevelopment Projects

Project Name	Location
Main Street (3)	Walnut Creek, CA	-	-	-	-	-
Tasman Apts/Retail	Sunnyvale, CA	-	-	-	-	-
Total- Predevelopment Projects		332	62,000	53.7	89.3	143.0

Land Held for Future Development or Sale (4)

Project Name	Location
Cadence Campus	San Jose, CA	769	-	-	-	-
West Dublin	Dublin, CA	309	-	-	-	-
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development or Sale		1,329	-	71.1	-	71.1
Grand Total - Development Pipeline		2,242	120,700	$275.0	$155.2	$430.2

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	There is a construction loan in place for this development project that provides financing for the majority of the estimated remaining cost to be incurred.
(3)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(4)	The Company owns land in various stages of entitlement that is being held for future development or sale.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - December 31, 2009
(Dollars in thousands)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Redevelopment	For the year ended		Units
Region/Project Name	Units	To Date	Cost	Cost	Start Date	2009	2008	completed

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$4,410	$5,448	$9,858	Jun-07

Active - Redevelopment Projects
Southern California (2)
Avondale at Warner Center, Woodland Hills, CA	446	$11,550	$2,520	$14,070	Oct-04	$4,671	$5,254	198
Pathways, Long Beach, CA	296	9,703	1,057	10,760	Jun-06	3,804	3,576	247
Highridge, Rancho Palos Verdes, CA	255	7,386	9,177	16,563	Jan-07	3,893	3,845	13
	997	28,639	12,754	41,393		12,368	12,675	458
Northern California (2)
The Montclaire - Phase I - III, Sunnyvale, CA	390	14,691	441	15,132	Aug-06	4,958	4,665	390
Boulevard, Fremont, CA	172	8,938	-	8,938	Sep-06	1,874	1,470	137
Bridgeport, Newark, CA	184	4,373	213	4,586	Oct-06	2,137	1,932	12
	746	28,002	654	28,656		8,969	8,067	539
Seattle Metro
Foothill Commons, Bellevue, WA	388	20,650	15,688	36,338	Jun-07	2,883	3,333	39
Woodland Commons, Bellevue, WA	236	4,677	7,102	11,779	Jun-07	1,692	2,066	-
	624	25,327	22,790	48,117		4,575	5,399	39

Total Active - Redevelopment Projects	2,367	$81,968	$36,198	$118,166		$25,912	$26,141	1,036

(1)	This project is approved and redevelopment activity has commenced but as of Q4 2009 the community has stabilized operations, and therefore is classified in same-property operations.
(2)	All redevelopment projects located in Southern and Northern California will be classified in same-property operations starting Q1 2010.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2009	Essex	Total Fund					Property Revenue for			NOI for the
(Dollars in thousands)	Book	Original		Debt	Maturity		the year ended			year ended
	Value	Cost	Units	Amount	Date		2009	2008	% Change	2009	2008	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,449	Dec-2013
Renaissance, Los Angeles, CA			168	22,641	May-2011
Total Southern California			480	47,090			$8,038	$8,377	-4.0%	$4,785	$5,239	-8.7%
Northern California
Alderwood Park, Newark, CA			96	6,846	Jun-2015
Carlmont Woods, Belmont, CA			195	12,453	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Aug-2016
Enclave, San Jose, CA			637	17,653	Jan-2018
Enclave, San Jose, CA				60,000	Dec-2029
Harbor Cove, Foster City, CA			400	33,580	Dec-2013
Regency Tower, Oakland, CA			178	10,683	Mar-2014
Total Northern California			1,575	147,869			27,678	28,418	-2.6%	17,547	17,771	-1.3%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	12,813	Sep-2014
Morning Run, Monroe, WA			222	13,258	Oct-2014
Tower @ 801, Seattle, WA			173	18,654	Aug-2014
Total Seattle Metro			515	44,725			7,746	8,186	-5.4%	4,527	5,003	-9.5%

Total - Operating Communities			2,570	239,684			$43,462	$44,981	-3.4%	$26,859	$28,013	-4.1%

Fund II - New Development
Eastlake 2851, Seattle, WA (initial occupancy May 2008)			127	17,520	Jan-2011	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)			149	35,923	Apr-2010	(3)
Cielo, Chatsworth, CA (initial occupancy July 2009)			119	19,732	Jun-2010	(3)
			395	73,175			$3,739	$1,106		$1,892	$722

Total - Fund II	$69,563	$588,404	2,965	$312,859

Capitalized costs	720
	70,283
Other (4)	500
	$70,783

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loan has a one-year extension, exercisable at Fund II's option.
(3)	The construction loan has two one-year extensions, exercisable at Fund II's option.
(4)	The other co-investment relates to a real estate technology investment.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2009
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the year ended
	Balance as of December 31, 2009				December 31, 2009
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$13,656	$10,750	$2,404	110,133	$3,074	$1,260	$1,814
Barkley Apartments	8,946	17,442	2,322	79,205	2,523	917	1,606
Brentwood	14,731	20,197	2,568	58,884	2,340	725	1,615
Brookside Oaks	33,895	13,651	3,805	96,255	3,042	835	2,207
Capri at Sunny Hills	17,525	18,673	3,930	167,365	2,338	631	1,707
Hidden Valley (2)	38,977	32,240	6,089	62,647	5,183	1,493	3,690
Highridge Apartments	26,384	44,807	5,831	293,733	5,443	1,550	3,893
Montejo Apartments	8,753	5,618	1,216	29,319	1,838	491	1,347
Thomas Jefferson	26,496	19,351	7,067	62,873	2,907	891	2,016
Treehouse Apartments	11,756	7,564	2,951	67,728	2,385	763	1,622
Valley Park Apartments	15,245	9,582	306	43,354	2,830	627	2,203
Villa Angelina Apartments	19,735	12,958	3,003	57,709	3,672	990	2,682

	$236,099	$212,833	41,492	1,129,205	$37,575	$11,173	$26,402

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,409	-	22,805		$13,807	$5,608	$8,199
Joint Ventures - Development (4)	$93,400	$37,485	4,229
Operating Limited Partnership Units			71,919
Perpetual Preferred Units (5)			80,000

Total Noncontrolling Interest			$220,445

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates two joint venture developments in which the Company has a 50% and 99% interest, respectively.
(5)	Includes Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option.

 See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - December 31, 2009
(Dollars in thousands)

Income from Discontinued Operations

For the quarter ended December 31, 2009, the Company sold Maple Leaf and for the year ended December 31, 2009, the Company sold Maple Leaf, Carlton Heights, Grand Regency, Mountain View and Spring Lakes apartment communities.  For the quarter ended December 31, 2008, the Company sold Coral Gardens, and for year ended December 31, 2008, the Company sold Coral Gardens, Cardiff by the Sea, and St. Cloud apartment communities.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Rental revenues	$120	$1,651	$1,991	$11,526
Property operating expenses	(25)	(660)	(752)	(5,396)
Interest expense	-	(123)	-	(2,210)
Depreciation and amortization	(34)	(296)	(495)	(3,593)
Income from real estate sold	61	572	744	327
Gain on sale	2,917	3,371	8,626	3,417
Internal disposition costs	(65)	-	(683)	-
Income from discontinued operations	$2,913	$3,943	$8,687	$3,744

Shares Outstanding and Potentially Dilutive Securities

	Q4 2009	Actual	YTD 2009
	Weighted Avg.	As of 12/31/09	Weighted Avg.
Common Shares	28,403,122	28,849,779	27,269,547
Stock Options	43,539	50,609	29,317
Weighted Avg. Shares Diluted - EPS	28,446,661	28,900,388	27,298,864
Operating Limited Partnership Units	2,446,508	2,398,479	2,447,750
Weighted Avg. Shares Diluted - FFO	30,893,169	31,298,867	29,746,614

 See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C

MSA Level Forecasts 2010: Supply, Jobs and Apartment Market Conditions (DRAFT)

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	3,500	0.9%	2,500	0.6%	7,500	0.5%	-2.5%	94.00%

San Francisco	1,900	0.5%	200	0.1%	4,000	0.4%	2.00%	95.50%
Oakland	900	0.3%	1,000	0.2%	2,000	0.2%	-2.00%	94.50%
San Jose	700	0.3%	400	0.1%	4,000	0.5%	0.00%	95.00%
No. Cal.	3,500	0.4%	1,600	0.1%	10,000	0.4%	0.2%	95.0%

Ventura	250	0.5%	200	0.1%	1,500	0.5%	2.00%	94.50%
Los Angeles	2,600	0.2%	1,500	0.1%	15,000	0.4%	0.00%	94.50%
Orange	1,100	0.3%	500	0.1%	7,000	0.5%	2.50%	94.50%
San Diego	1,100	0.3%	1,100	0.2%	5,000	0.4%	2.00%	95.00%
So. Cal.	5,050	0.2%	3,300	0.1%	28,500	0.4%	1.1%	94.6%

Weighted Average****	12,050	0.3%	7,400	0.1%	46,000	0.4%	0.0%	94.5%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: 2010 vs 2009:  2.5% , Q4 '10 vs Q4 '09: 2.0%, Jobs: Q4 '10 vs Q4 '09  0.4%

* New Residential Supply represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 month trailing permit Levels reported on the new residential supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2010 over the comparable actual figures for Q4 2009.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2009 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for the fourth quarter of 2010.  The estimated year-over-year rent growth represents the forecast change in effective market rents for Q4 2010 vs.Q4 2009 (where Market refers to the entire MSA apartment market, not the Essex portfolio). The estimated year-end occupancy represents Essex's forecast of market occupancy rates for the fourth quarter of 2010.

****Weighted Average: Markets weighted by Units in Essex Portfolio

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
New Residential Supply: Permits as % of Current Stock (12 Month Permit Period: Trailing 12 Months December 2009)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q3 2009 est**)	Q2 2009 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$385,400	66%	760,000	613	0.1%	2,920,000	4,839	0.2%	5,452	0.1%
Chicago	$210,100	140%	1,700,000	4,442	0.3%	1,404,900	1,452	0.1%	5,894	0.2%
Miami/Ft. Lauderdale	$217,000	105%	717,000	2,272	0.3%	876,000	1,131	0.1%	3,403	0.2%
Nassau-Suffolk	$385,400	66%	740,000	974	0.2%	240,000	1,416	0.3%	2,390	0.3%
Boston	$348,000	99%	1,530,000	3,054	0.2%	670,800	2,053	0.6%	5,107	0.3%
Philadelphia	$227,500	122%	1,532,000	4,857	0.3%	515,100	1,786	0.3%	6,643	0.3%
Minneapolis	$184,800	170%	818,000	3,631	0.4%	351,800	970	0.3%	4,601	0.4%
Atlanta	$129,400	234%	1,122,000	5,397	0.5%	467,800	994	0.2%	6,391	0.4%
Denver	$229,100	134%	582,000	2,709	0.5%	274,900	1,279	0.5%	3,988	0.5%
Baltimore	$261,100	120%	797,000	3,110	0.4%	268,000	1,909	0.7%	5,019	0.5%
Portland	$244,501	215%	561,000	3,028	0.5%	225,335	794	0.4%	3,822	0.5%
Wash. D.C. PMSA	$324,700	122%	1,299,000	9,014	0.7%	644,300	2,851	0.4%	11,865	0.6%
Orlando	$157,900	156%	482,000	3,707	0.8%	201,500	719	0.4%	4,426	0.6%
Phoenix	$142,700	174%	970,000	8,657	0.9%	360,500	642	0.2%	9,299	0.7%
Las Vegas	$138,500	171%	440,000	3,791	0.9%	215,700	1,622	0.8%	5,413	0.8%
Dallas-Ft. Worth	$150,500	181%	1,381,000	14,130	1.0%	650,000	5,773	0.9%	19,903	1.0%
Houston	$160,600	165%	1,027,000	22,360	2.2%	547,700	4,709	0.9%	27,069	1.7%
Austin	$189,101	253%	326,000	6,669	2.0%	169,900	2,049	1.2%	8,718	1.8%
Totals	$242,040	151%	16,024,000	101,802	0.6%	8,084,235	32,149	0.4%	133,951	0.6%

Seattle	$347,700	89%	656,000	3,684	0.6%	354,487	1,121	0.3%	4,805	0.5%

San Francisco	$636,100	58%	368,000	396	0.1%	344,000	532	0.2%	928	0.1%
Oakland	$385,100	96%	625,000	1,881	0.3%	270,000	603	0.2%	2,484	0.3%
San Jose	$566,000	73%	388,000	622	0.2%	192,000	426	0.2%	1,048	0.2%

Los Angeles	$299,600	84%	1,877,000	2,088	0.1%	1,392,963	2,449	0.2%	4,537	0.1%
Ventura	$366,400	99%	199,000	207	0.1%	53,295	83	0.2%	290	0.1%
Orange	$452,700	78%	628,000	1,300	0.2%	340,800	673	0.2%	1,973	0.2%
San Diego	$378,100	73%	664,000	1,777	0.3%	375,664	1,057	0.3%	2,834	0.3%

No Cal	$502,810	79%	1,381,000	2,899	0.2%	806,000	1,561	0.2%	4,460	0.2%

So Cal	$347,570	82%	3,368,000	5,372	0.2%	2,162,722	4,262	0.2%	9,634	0.2%

ESSEX	$387,250	82%	5,405,000	11,955	0.2%	3,323,208	6,944	0.2%	18,899	0.2%

Permits:  single family equals 1 Unit, multi-family equals 5 or more units
Sources:  SF Prices; Economy.com: Permits; Total Residential Stock: U.S. Census, Axiometrics; Mortgage Rates: Freddie Mac; Single Family and multi-family breakdown of total residences: Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual median household income to the income required to purchase the median priced home.
**Median Home Prices -  Q3 2009 National Association of Realtors, DataQuick, Essex
The required Income is defined such that the mortgage payment is 35% of said Income, assuming a 10% down payment and a 30-year fixed mortgage rate (6.03%).
Median Household Income is estimated from US Census 2004 data and income growth from BEA and population growth from the US Census.

See Company's 10-K and 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of December 31, 2009
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	46
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	9
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	11
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	7
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	9
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	34
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	35
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	20
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	36
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	8
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	36
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	21
	Tasman Place Retail Pad	315 Tasman Drive	Sunnyvale	CA	-	14,100			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	40
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	20
				11%	3,085	2,591,128
	Alameda County
	Fourth & U	700 University Avenue	Berkeley	CA	171	184,099			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	31
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	34
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	34
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	-
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	22
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	22
				6%	1,628	1,094,324
	Contra Costa County
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	6
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	21
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	24
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	24
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	4
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	4
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	38
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	47
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	61
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	35
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	36
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	46
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	2
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	5
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	7
				1%	230	233,356

37	Total Northern California			30%	8,270	6,849,692				25

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	35
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	39
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	22
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	34
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	41
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	20
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	30
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	18
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	-
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	21
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	21
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	19
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	38
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	9
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	37
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	37
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	37
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	7
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	37
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	-
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	30
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	45
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	39
				16%	4,382	3,646,439
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	24
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	19
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	-
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	20
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	22
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	8
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	35
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	23
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	5
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	38
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	36
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	36
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	22
				11%	3,092	2,680,835

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	42
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	47
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	44
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	36
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	25
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	40
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	48
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	17
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	35
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	25
	DuPont Lofts	2300 DuPont Drive	Irvine	CA	115	170,714			EPLP
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	10
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	24
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	37
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	39
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	39
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	39
				7%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	23
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400	2002	1971	EPLP	38
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	26
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	44
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500	2002	1974	EPLP	35
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	46
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	40
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	27
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	33
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	25
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	35
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	37
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	34
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	26
				10%	2,641	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	20
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	21
				2%	588	477,200

67	Total Southern California			48%	13,087	10,952,982				29

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	25
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	22
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	31
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	32
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	23
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	31
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	19
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	24
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	9
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	23
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	10
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	9
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	23
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	23
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	19
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	18
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	28
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	28
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	11
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	23
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	12
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	11
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	297,146			JV - 99%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	9
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200	2000	1994	EPLP	15
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	127	234,086	2008	2008	Fund II	1
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	19
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500	2005	1970	Fund II	39
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359	2005	2000	Fund II	9
29	Total Seattle Metropolitan Area			22%	5,891	5,295,611				19

	133	Apartment Communities		100%	27,248	23,098,285
		Apartment Communities Under Construction			581	666,059

	Avg. square footage	848		Definitions for Property Ownership
	Avg. units per property	205		EPLP	The Company has a 100% ownership in the community.
	Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
	(1) Includes 44,318 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
	(2) Includes 58,700 square feet of estimated retail or commercial space
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
	OTHER REAL ESTATE ASSETS			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900	1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000	2000	1983	EPLP
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940	2001	1982	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000	2006	1938	EPLP
						215,840

2